LORD ABBETT GLOBAL FUND, INC.
Equity Series
Income Series

SUPPLEMENT DATED APRIL 1, 2007 TO THE
PROSPECTUSES DATED MAY 1, 2006
(CLASS A, B, C, P & Y)

LORD ABBETT GLOBAL FUND, INC. – INCOME SERIES

The Board of Directors of Lord Abbett Global Fund, Inc. approved the mailing of proxy materials dated March 21, 2007 to shareholders of record of the Income Series (the “Fund”) on February 27, 2007 in connection with a shareholder meeting to be held in May 2007.  At the shareholder meeting, shareholders will be asked to approve a proposal to change the Fund’s investment objective.  The Fund’s current investment objective is “high current income consistent with reasonable risk. Capital appreciation is a secondary consideration.”  The proposed investment objective for the Fund would be “seek high total return.”  The Fund would seek total return from both capital appreciation and current income.  The Fund’s investment objective is fundamental (within the meaning of the Investment Company Act of 1940) and therefore can only be changed by a shareholder vote.

If shareholders approve the proposed change in the Fund’s investment objective:

•                  the Fund would be permitted to primarily invest in currencies of, and in fixed income instruments denominated in the currencies of, developing markets, as described more fully below; and

•                  the Fund’s name would be changed to “Lord Abbett Developing Local Markets Fund” in order to more accurately reflect the Fund’s new investment focus.

It is anticipated that these changes would become effective on or about June 29, 2007, or as soon as practicable thereafter.  If shareholders do not approve the change in the Fund’s investment objective, Lord, Abbett & Co. LLC will continue to manage the Fund according to its current investment objective and policies, but will consider other options, including liquidating the Fund or merging it into another mutual fund.

Pursuing the new investment objective would require a significant change in the Fund’s principal investment strategy.  Currently, the Fund’s principal investment strategy is to primarily invest in high-quality and investment grade debt securities of domestic and foreign companies.  These companies generally are located in developed countries including the United Kingdom, France, Germany, Spain, Canada, Japan and the United States.  Subject to shareholder approval of the proposed investment objective, the Fund would make certain investment policy changes to implement the new investment strategy.  Under the new strategy, the Fund would invest at least 80% of its assets in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets.  A “developing market” would be any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income member countries of the Organisation for Economic Co-operation and Development (“OECD”) for the past five consecutive years.  The Fund expects that it would invest at least 80% of its assets in the developing countries of Asia, Africa, the Middle East, Latin America, Europe, and any other regions of the world under the proposed investment strategy.

It is expected that initially and periodically, the Fund would invest substantially in forward foreign currency contracts (and typically hold U.S. fixed income instruments until these contracts settle, as outlined below).  During these times, the Fund would not have a material portion of its assets invested in securities issued by issuers located in developing markets.  These contracts involve obligations of one party to purchase, and another party to sell, a specific amount of a currency at a future date, at a price established in the contract.  Because the delivery and settlement of the contract is at a future date, the Fund would retain the assets intended to be used to settle the contract until such future date.  The Fund plans to invest such assets in various U.S. fixed income instruments that would be expected to generate income for the Fund.  In connection with its currency and other transactions, the Fund would be required to segregate permissible liquid assets, or engage in other measures to “cover” the Fund’s obligations relating to such transactions.  All or a portion of the Fund’s investments in U.S. fixed income instruments would be employed to “cover” the Fund’s obligations relating to its currency and other transactions.  The Fund’s investments in currencies or fixed income instruments also may be represented by other derivatives, such as options, futures contracts, and swap agreements.  In addition, the Fund would be able to invest in high-yield securities rated below investment grade (commonly known as “lower rated bonds” or “junk bonds”).  The Fund would be permitted to hedge its exposure to non-U.S. currencies, although it would not be required to do so.  For example, the Fund may attempt to hedge its currency exposure when it expects declines in the value of foreign currencies relative to the value of the U.S. dollar.

The proposed change in the Fund’s investment objective would result in greater risks to Shareholders.  The Fund would experience increased currency risk, derivatives risk, developing markets risk, foreign investments risk, liquidity risk, leverage risk, and high yield or junk bond risk, among others.

ALL FUNDS

For the Prospectuses of the Series referenced above (the “Funds”), the sections entitled “Excessive Trading and Market Timing,” “Frequent Trading Policy,” and “Monitoring Procedures” under “Your Investment – Purchases” are replaced with the following:

Excessive Trading and Market Timing.  The Funds are designed for long-term investors and are not intended to serve as vehicles for frequent trading in response to short-term swings in the market.  Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Funds, raise their expenses, and harm long-term shareholders in a variety of ways.  For example, volatility resulting from frequent trading may cause a Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest.  A Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading.  Each of these, in turn, could increase tax, administrative and other costs, and reduce a Fund’s investment return.

To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings.  This may allow significant events, including broad market moves, that occur in the interim to affect the values of foreign securities held by the Funds.  The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”).  To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values.  A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”).  The Funds have adopted fair value procedures that allow each Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share.  The Funds expect that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so.  For more information about these procedures, see “Your Investment – Purchases – Pricing of Shares” above.

The Funds’ Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading.  We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares.  For this reason, the Funds’ policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Funds.  For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause a Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons.  Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below.  The Funds may modify their frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

Frequent Trading Policy and Procedures.  Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the “Policy”).  The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund’s Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a “fund-of-funds” or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a mutual fund wrap account program (“wrap program”); and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy.  If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to a Fund, normally, we will notify the investor (and/or the investor’s financial advisor) to cease all such activity in the account.  If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial advisor) to cease all such activity in the account.  The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account.  Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge (“CDSC”) or result in tax consequences.  As stated above, although we generally notify the investor (and/or the investor’s financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion.  While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons.  In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Funds and their shareholders, as described above.  The Distributor also will seek the Financial Intermediary’s agreement to cooperate with the Distributor’s efforts to (1) monitor the Financial Intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading.  Nevertheless, these circumstances may result in a Financial Intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries.  If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf.  A substantial portion of a Fund’s shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s).  If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity.  The Distributor’s monitoring activity normally is limited to review of historic account activity.  This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so.  Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time.  Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion.  If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Funds and/or may also terminate our relationship with the Financial Intermediary.  As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.  The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts (“IRAs”).

ALL FUNDS

For the Prospectuses of the Funds referenced above, the paragraph below is to be added following the section entitled “Div-Move” under “Services for Fund Investors – Automatic Services – For Investing”:

In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

ALL FUNDS

For the Prospectuses of the Funds referenced above, the section entitled “Your Investment – Purchases – Class C Share CDSC” is hereby amended to add the following:

For redemptions placed on or after April 1, 2007, the Class C share CDSC generally will not be assessed under the following circumstances:

•                  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required);

•                  Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts;

•                  death of the shareholder; and

•                  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

See “Automatic Services” under “Services For Fund Investors” for more information.